UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith (the “Annual Reports”). This report on Form N-CSR covers information for the year ended September 30, 2021 for Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”).

Highland Funds II

Highland Small-Cap Equity Fund

Annual Report

September 30, 2021

Highland Funds II

Highland Small-Cap Equity Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

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We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

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Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

THIS PAGE LEFT BLANK INTENTIONALLY

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2021	Highland Small-Cap Equity Fund

Performance Review

For the twelve-month period ended September 30, 2021, the Highland Small-Cap Equity Fund (the “Fund”) returned 72.74% for Class A shares, 71.54% for Class C shares and 73.28% for Class Y shares. The Fund’s benchmark, the S&P SmallCap 600 Growth Index, returned 48.93% over the same period.

Manager’s Discussion

The Fund’s top performing investment themes during the year were real estate, Greek banks and technology. Largest single name contributors included Braemar Hotels & Resorts, a short position in Zoom Video Communications and a long position in Eurobank Ergasias Services. RAIT Financial Trust and Alteryx Inc. were the largest detractors from the Fund’s performance. The Fund uses short positions, to protect from and/or take advantage of market and issuer-related risks. The Fund’s short positions had a positive impact on performance.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

September 30, 2021	Highland Small-Cap Equity Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	72.74%	62.65%	71.54%	70.54%	73.28%	NA

Five Year	-16.10%	-20.91%	-19.19%	-19.19%	-15.14%	NA

Ten Year	76.57%	66.48%	63.79%	63.79%	80.87%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if redeemed within one year of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2021

$ 14.9 million

Portfolio Data as of September 30, 2021

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2021(1)%

Real Estate	24.7
Financials	17.1
Healthcare	15.3
Registered Investment Companies	13.4
Materials	11.0
Energy	5.4
Industrials	3.5
Consumer Discretionary	2.9
Utilities	1.6
Communication Services	0.7
Information Technology	(11.2)
Other Investments and Assets & Liabilities	15.6

Top 10 Holdings as of 09/30/2021(1)(2)%

NexPoint Residential Trust (Common Stock)	11.6
NexPoint Strategic Opportunities Fund (Registered Investment Company)	11.0
Braemar Hotels & Resorts 5.50%, (Preferred Stock)	8.8
MPM Holdings, Inc. (Common Stock)	8.4
Eurobank Ergasias Services and Holdings (Common Stock)	7.7
Alpha Services and Holdings (Common Stock)	5.2
Coherus Biosciences, Inc. (Common Stock)	4.0
Alteryx (Common Stock)	2.7
Surgery Partners, Inc. (Common Stock)	2.6
Highland Global Allocation Fund (Registered Investment Company)	2.4

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes cash equivalents.

Annual Report	3

FINANCIAL STATEMENTS (unaudited)

September 30, 2021	Highland Small-Cap Equity Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2021	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 77.3%

COMMUNICATION SERVICES - 0.7%
3,227	Sinclair Broadcast Group, Inc., Class A	102,231

CONSUMER DISCRETIONARY - 2.9%
4,204	Genesco, Inc. (a)	242,697
1,325	LKQ Corp. (a)(b)	66,674
1,388	Oxford Industries, Inc. (b)	125,156

		434,527

ENERGY - 1.8%
2,970	Dril-Quip, Inc. (a)(b)	74,785
17,344	NexTier Oilfield Solutions (a)	79,782
4,599	SM Energy	121,322

		275,889

FINANCIALS - 17.1%
2,500,000	Alpha Services and Holdings ADR (a)	775,000
133	Ashford (a)	1,935
4,419	CIT Group, Inc. (b)	229,567
2,550,000	Eurobank Ergasias Services and Holdings ADR	1,147,500
3,032	First Horizon (b)	49,392
5,866	KKR & Co., Inc., Class A (b)	357,122

		2,560,516

HEALTHCARE - 15.3%
9,898	Aerie Pharmaceuticals, Inc. (a)(c)	112,837
7,817	Amicus Therapeutics, Inc. (a)(b)	74,653
127	Charles River Laboratories International, Inc. (a)(b)	52,409
37,000	Coherus Biosciences, Inc. (a)(c)	594,590
7,399	Collegium Pharmaceutical, Inc. (a)	146,056
23,381	Heron Therapeutics, Inc. (a)(c)	249,943
99	ICON (a)(b)	25,940
2,766	Intersect ENT, Inc. (a)	75,235
3,814	MEDNAX, Inc. (a)	108,432
133	Molina Healthcare, Inc. (a)(b)	36,084
1,135	NuVasive, Inc. (a)	67,930
631	Pacira BioSciences, Inc. (a)(c)	35,336
64,770	Paratek Pharmaceuticals, Inc. (a)(c)	314,782
9,323	Surgery Partners, Inc. (a)(b)	394,736

		2,288,963

INDUSTRIALS - 3.5%
6,475	JetBlue Airways Corp. (a)(b)	99,003
13,773	Luxfer Holdings (b)	270,364
4,163	Resources Connection, Inc. (b)	65,692
947	Science Applications International Corp. (b)	81,025

		516,084

INFORMATION TECHNOLOGY - 7.5%
5,550	Alteryx, Class A (a)(b)	405,705
6,084	Avaya Holdings Corp. (a)(b)	120,402
2,544	Cornerstone OnDemand, Inc. (a)(b)	145,670
4,944	Ebix, Inc. (c)	133,142
1,470	SS&C Technologies Holdings, Inc.	102,018
274	Teledyne Technologies, Inc. (a)(b)	117,705
1,619	Teradata Corp. (a)	92,849

		1,117,491

Shares		Value ($)

MATERIALS - 11.0%
12,072	Loma Negra Cia Industrial Argentina ADR (c)	86,073
250,000	MPM Holdings, Inc. (a)(d)	1,250,000
694	Quaker Chemical Corp. (c)	164,978
1,527	Sensient Technologies Corp. (b)	139,079

		1,640,130

REAL ESTATE - 15.9%
734	Ashford Hospitality Trust, REIT (a)	10,805
12,000	Independence Realty Trust, Inc., REIT	244,200
28,075	NexPoint Residential Trust, REIT (b)(e)	1,737,281
6,614	RLJ Lodging Trust, REIT (b)	98,284
10,266	Spirit MTA, REIT (a)(f)(g)	4,312
6,034	Spirit Realty Capital, Inc., REIT	277,805

		2,372,687

UTILITIES - 1.6%
50,783	Central Puerto ADR (a)	157,427
1,157	NRG Energy, Inc. (b)	47,240
2,105	Vistra Energy Corp. (b)	35,996

		240,663

	Total Common Stocks (Cost $10,696,484)	11,549,181

Registered Investment Companies - 13.4%
39,647	Highland Global Allocation Fund (b)(e)	360,391
118,673	NexPoint Strategic Opportunities Fund (b)(e)	1,650,741

	Total Registered Investment Companies (Cost $2,600,520)	2,011,132

Preferred Stock - 8.8%

REAL ESTATE - 8.8%
58,822	Braemar Hotels & Resorts, REIT 5.50% (a)(b)(h)	1,319,966

	Total Preferred Stock (Cost $891,518)	1,319,966

Master Limited Partnerships - 3.6%

ENERGY - 3.6%
32,972	Energy Transfer LP	315,872
10,392	Western Midstream Partners LP (b)	217,816

		533,688

	Total Master Limited Partnerships (Cost $524,282)	533,688

See Glossary on page 7 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2021	Highland Small-Cap Equity Fund

Principal Amount ($)		Value ($)

Repurchase Agreement (i)(j) - 1.4%
203,275	RBC Dominion Securities 0.050%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $203,275 (collateralized by U.S. Government obligations, ranging in par value $0 - $24,945, 0.000% - 6.500%, 10/31/2021 - 05/01/2058; with total market value $207,341)	203,275

	Total Repurchase Agreement (Cost $203,275)	203,275

Shares

Cash Equivalent - 4.7%

MONEY MARKET FUND (k) - 4.7%
707,321	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	707,321

	Total Cash Equivalent (Cost $707,321)	707,321

Total Investments - 109.2%		16,324,563

(Cost $15,623,400)

Securities Sold Short - (18.7)%

Common Stocks - (18.7)%

INFORMATION TECHNOLOGY - (18.7)%
(3,460)	Coupa Software (l)	(758,363)
(17,000)	Sailpoint Technologies Holdings (l)	(728,960)
(5,000)	Zoom Video Communications, Class A (l)	(1,307,500)

	Total Common Stocks (Proceeds $2,184,353)	(2,794,823)

	Total Securities Sold Short - (18.7)% (Proceeds $2,184,353)	(2,794,823)

Other Assets & Liabilities, Net - 9.5% (m)		1,415,725

Net Assets - 100.0%		14,945,465

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $7,764,199.
(c)

Securities (or a portion of securities) on loan. As of September 30, 2021, the fair value of securities loaned was $1,572,519. The loaned securities were secured with cash and/or securities collateral of $1,633,017.

Collateral is calculated based on prior day’s prices.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	8.4%
(e)	Affiliated issuer. Assets with a total aggregate fair value of $3,748,413, or 25.1% of net assets, were affiliated with the Fund as of September 30, 2021.
(f)

Securities with a total aggregate value of $4,312, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(g)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $4,312, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2021. Please see Notes to Financial Statements.

(h)	Perpetual security with no stated maturity date.
(i)	Tri-Party Repurchase Agreement.
(j)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2021 was $203,275.
(k)	Rate shown is 7 day effective yield.
(l)	No dividend payable on security sold short.
(m)	As of September 30, 2021, $2,766,973 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

6	See Glossary on page 7 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust

Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2021	Highland Small-Cap Equity Fund

($)
Assets
Investments, at value†	11,665,554
Affiliated investments, at value (Note 9)	3,748,413

Total Investments, at value	15,413,967
Cash equivalent (Note 2)	707,321
Repurchase agreements, at value	203,275
Cash	8,076
Restricted Cash — Securities Sold Short (Note 2)	2,766,973
Due from broker for securities sold short	254,805
Receivable for:
Dividends and interest	32,883
Investment advisory and administration fees (Note 6)	3,710
Fund shares sold	2,269
Prepaid expenses and other assets	38,280

Total assets	19,431,559

Liabilities:
Securities sold short, at value (Note 2) (Proceeds from securities sold short $2,184,353)	2,794,823
Due to broker for securities sold short	1,392,550

Payable for
Collateral for securities loaned (Note 4)	203,275
Audit fees	34,966
Transfer agent fees	28,571
Investments purchased	9,529
Accounting services fees	8,579
Fund shares redeemed	3,776
Distribution and shareholder servicing fees (Note 6)	3,258
Trustees fees	13
Accrued expenses and other liabilities	6,754

Total liabilities	4,486,094

Net Assets	14,945,465

Net Assets Consist of:
Paid-in capital	29,806,989
Total accumulated loss	(14,861,524)

Net Assets	14,945,465

Investments, at cost	11,465,463
Affiliated investments, at cost (Note 9)	3,247,341
Cash equivalents, at cost (Note 2)	707,321
Repurchase agreements, at cost	203,275
† Includes market value of securities on loan	1,572,519

8	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (concluded)

As of September 30, 2021	Highland Small-Cap Equity Fund

($)

Class A:
Net assets	11,671,747
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,632,660
Net asset value per share(a)(b)	7.15
Maximum offering price per share(c)	7.59

Class C:
Net assets	1,006,176
Shares outstanding ($0.001 par value; unlimited shares authorized)	253,596
Net asset value and offering price per share(a)	3.97

Class Y:
Net assets	2,267,542
Shares outstanding ($0.001 par value; unlimited shares authorized)	277,707
Net asset value, offering and redemption price per share	8.17

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	9

STATEMENT OF OPERATIONS

For the year ended September 30, 2021	Highland Small-Cap Equity Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	225,047
Dividends from affiliated issuers (Note 9)	144,683
Securities lending income (Note 4)	1,433
ROC Reclass(1)	(180,465)
Less: Foreign taxes withheld	(716)

Total income	189,982

Expenses:
Investment advisory (Note 6)	136,439
Distribution and shareholder service fees: (Note 6)
Class A	28,199
Class C	9,910
Accounting services fees	10,690
Transfer agent fees	115,060
Legal fees	7,954
Registration fees	55,383
Audit and tax compliance fees	35,781
Interest expense and commitment fees	23,717
Insurance	1,985
Trustees fees (Note 6)	1,893
Reports to shareholders	30,324
Custodian/wire agent fees	3,741
Other	19,227

Total expenses before waiver and reimbursement	480,303
Less: Expenses waived or borne by the adviser and administrator	(269,534)

Net expenses	210,769

Net investment loss	(20,787)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments in unaffiliated issuers	(2,097,995)
Securities sold short (Note 2)	(1,560,432)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	6,981,839
Investments in affiliated issuers (Note 9)	1,453,245
Securities sold short (Note 2)	2,769,471

Net realized and unrealized gain on investments	7,546,128

Total increase in net assets resulting from operations	7,525,341

(1)

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Small-Cap Equity Fund

	Year Ended September 30, 2021 ($)	Year Ended September 30, 2020 ($)
Increase (Decrease) in Net Assets resulting from
Operations:
Net investment loss	(20,787)	(88,606)
Net realized loss on investments, securities sold short, and foreign currency related transactions	(3,658,427)	(7,670,082)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and securities sold short	11,204,555	(13,761,100)

Net increase (decrease) resulting from operations	7,525,341	(21,519,788)

Distributions:
Class A	(84,294)	(2,604,642)
Return of Capital from Class A	(48,148)	—
Class C	(6,687)	(502,524)
Return of Capital from Class C	(3,820)	—
Class Y	(17,732)	(742,886)
Return of Capital from Class Y	(10,128)	—

Decrease resulting from distributions	(170,809)	(3,850,052)

Increase (decrease) in net assets from operations and distributions	7,354,532	(25,369,840)

Share transactions:
Proceeds from sale of shares
Class A	357,573	797,237
Class C	1,350	281,782
Class Y	613,293	1,175,730
Value of distributions reinvested
Class A	124,666	2,481,860
Class C	10,510	491,369
Class Y	27,287	675,958
Cost of shares redeemed
Class A	(3,647,352)	(5,328,739)
Class C	(347,720)	(860,095)
Class Y	(1,074,454)	(7,389,251)

Net decrease from shares transactions	(3,934,847)	(7,674,149)

Total increase (decrease) in net assets	3,419,685	(33,043,989)

Net Assets
Beginning of year	11,525,780	44,569,769

End of year	14,945,465	11,525,780

See accompanying Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Highland Small-Cap Equity Fund

	Year Ended September 30, 2021	Year Ended September 30, 2020
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	61,189	90,129
Issued for distribution reinvested	23,258	220,806
Shares redeemed	(613,701)	(615,782)

Net decrease in fund shares	(529,254)	(304,847)

Class C:
Shares sold	529	52,318
Issued for distribution reinvested	3,515	77,748
Shares redeemed	(106,230)	(219,034)

Net decrease in fund shares	(102,186)	(88,968)

Class Y:
Shares sold	93,121	152,052
Issued for distribution reinvested	4,466	52,768
Shares redeemed	(161,658)	(719,631)

Net decrease in fund shares	(64,071)	(514,811)

12	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the year ended September 30, 2021	Highland Small-Cap Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	7,525,341

Adjustments to Reconcile Increase in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from affiliated issuers	(37,752)
Proceeds from return of capital of investment securities from affiliated issuers	228,322
Purchases of investment securities from unaffiliated issuers	(12,752)
Proceeds from disposition of investment securities from unaffiliated issuers	5,765,692
Proceeds from return of capital of investment securities from unaffiliated issuers	(11,413)
Purchases of repurchase agreements, net	(203,275)
Purchases to cover securities sold short	(2,431,625)
Net realized loss on Investments from unaffiliated issuers	2,097,995
Net realized loss on securities sold short	1,560,432
Net change in unrealized (appreciation) depreciation on unaffiliated investments, affiliated investments and securities sold short	(11,204,555)
(Increase) Decrease in receivable for investments sold	572,550
(Increase) Decrease in due from broker	(249,194)
(Increase) Decrease in dividends and interest receivable	26,248
(Increase) Decrease in receivable from related parties	62,174
(Increase) Decrease in prepaid expenses and other assets	(2,510)
Increase (Decrease) in payable for collateral from securities loaned	203,275
Increase (Decrease) in due to broker	(3,117,166)
Increase (Decrease) in payable for investments purchased	(583,111)
Increase (Decrease) in payable for accounting services fees	1,191
Increase (Decrease) in payable for trustee fees	(1,814)
Increase (Decrease) in payable for distribution and shareholder servicing fees	3,258
Increase (Decrease) in payable for custody fees	(13,410)
Increase (Decrease) in payable for transfer agent fees	5,951
Increase (Decrease) in payable for audit fees	34,966
Increase (Decrease) in accrued expenses and other liabilities	(13,357)

Net cash flow provided by operating activities	205,461

Cash Flows Used In Financing Activities:
Distributions paid in cash	(8,346)
Payments of shares redeemed	(5,123,588)
Proceeds from shares sold	991,619

Net cash flow used in financing activities	(4,140,315)

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(3,934,854)

Cash Equivalent, Cash, and Restricted Cash:
Beginning of year	7,417,224

End of year	3,482,370

End of Year Cash Balances:
Cash equivalent	707,321
Cash	8,076
Restricted Cash	2,766,973

End of year	3,482,370

Supplemental disclosure of cash flow information:
Reinvestment of distributions	162,463

Cash paid during the period for interest expense and commitment fees	23,717

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$4.19	$12.05	$14.02	$15.23	$13.99

Income from Investment Operations:

Net investment income (loss)(a)	(0.01)	(0.03)	(0.02)	(0.05)	0.08

Net realized and unrealized gain (loss)	3.04	(6.70)	(0.16)	1.21	1.86

Total from Investment Operations	3.03	(6.73)	(0.18)	1.16	1.94

Less Distributions Declared to shareholders:

From net investment income	(0.05)	—	—	(0.03)	(0.09)

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)

From return of capital	(0.02)	—	—	—	—

Total distributions declared to shareholders	(0.07)	(1.13)	(1.79)	(2.37)	(0.70)

Net Asset Value, End of year(b)	$7.15	$4.19	$12.05	$14.02	$15.23

Total Return(b)(c)	72.74%	(61.72)%	1.17%	9.50%	14.53%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$11,672	$9,059	$29,719	$36,072	$43,663

Gross expenses(e)	3.33%	4.28%	3.53%	2.94%	2.00%

Net investment income (loss)	(0.13)%	(0.36)%	(0.17)%	(0.36)%	0.55%

Portfolio turnover rate	—%	15%	12%	38%	84%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	1.45%	2.33%	2.69%	2.34%	1.60%

Interest expense and commitment fees	0.17%	0.93%	1.26%	0.67%	0.18%

Dividends and fees on securities sold short	—%	—%	0.06%	0.26%	0.07%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.19% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$2.34	$7.27	$9.35	$11.01	$10.32

Income from Investment Operations:

Net investment loss(a)	(0.03)	(0.05)	(0.07)	(0.11)	(0.02)

Net realized and unrealized gain (loss)	1.69	(3.75)	(0.22)	0.79	1.35

Total from Investment Operations	1.66	(3.80)	(0.29)	0.68	1.33

Less Distributions Declared to shareholders:

From net investment income	(0.02)	—	—	—	(0.03)

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)

From return of capital	(0.01)	—	—	—	—

Total distributions declared to shareholders	(0.03)	(1.13)	(1.79)	(2.34)	(0.64)

Net Asset Value, End of year(b)	$3.97	$2.34	$7.27	$9.35	$11.01

Total Return(b)(c)	71.54%	(62.04)%	0.44%	8.64%	13.73%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$1,006	$833	$3,233	$4,323	$5,131

Gross expenses(e)	4.08%	5.03%	4.25%	3.69%	2.76%

Net investment loss	(0.87)%	(1.06)%	(0.93)%	(1.12)%	(0.23)%

Portfolio turnover rate	—%	15%	12%	38%	84%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	2.20%	3.08%	3.44%	3.09%	2.36%

Interest expense and commitment fees	0.17%	0.93%	1.26%	0.67%	0.19%

Dividends and fees on securities sold short	—%	—%	0.06%	0.26%	0.07%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.19% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

See accompanying Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$4.78	$13.56	$15.48	$16.59	$15.16

Income from Investment Operations:

Net investment income (loss)(a)	0.01 (b)	0.01	0.02	(0.02)	0.12

Net realized and unrealized gain (loss)	3.46	(7.66)	(0.15)	1.31	2.04

Total from Investment Operations	3.47	(7.65)	(0.13)	1.29	2.16

Less Distributions Declared to shareholders:

From net investment income	(0.05)	—	—	(0.06)	(0.12)

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)

From return of capital	(0.03)	—	—	—	—

Total distributions declared to shareholders	(0.08)	(1.13)	(1.79)	(2.40)	(0.73)

Net Asset Value, End of year(c)	$8.17	$4.78	$13.56	$15.48	$16.59

Total Return(c)(d)	73.28%	(61.63)%	1.40%	9.55%	14.89%

Ratios to Average Net Assets:(e)

Net Assets, End of Year (000’s)	$2,268	$1,634	$11,618	$10,606	$27,350

Gross expenses(f)	3.08%	4.03%	3.29%	2.71%	1.78%

Net investment income (loss)	0.11%	0.08%	0.13%	(0.15)%	0.72%

Portfolio turnover rate	—%	15%	12%	38%	84%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution and shareholder service fees charged to Class A and Class Y (see Note 6).

(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2021	2020	2019	2018	2017

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(g)	1.20%	2.08%	2.44%	2.10%	1.39%

Interest expense and commitment fees	0.17%	0.93%	1.26%	0.68%	0.21%

Dividends and fees on securities sold short	—%	—%	0.06%	0.25%	0.07%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.19% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

16	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises one portfolio that is currently being offered. This report covers information for the year ended September 30, 2021 for the Highland Small-Cap Equity Fund (the “Fund”).

Highland Total Return Fund, Highland Fixed Income Fund and Highland Socially Responsible Equity Fund, each of which was previously a series of the Trust, were reorganized into other funds prior to September 30, 2021.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which the expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Small-Cap Equity Fund	5.75

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to its fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2021, the Fund’s investments consisted of common stocks, preferred stocks, registered investment companies, master limited partnerships, repurchase agreements, cash equivalents, and securities sold short.

The fair value of the Fund’s common stocks, preferred stocks, that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of September 30, 2021 is as follows:

	Total value at September 30, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs(1) ($)
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	102,231	102,231	—	—
Consumer Discretionary	434,527	434,527	—	—
Energy	275,889	275,889	—	—
Financials	2,560,516	2,560,516	—	—
Healthcare	2,288,963	2,288,963	—	—
Industrials	516,084	516,084	—	—
Information Technology	1,117,491	1,117,491	—	—
Materials	1,640,130	390,130	1,250,000	—
Real Estate	2,372,687	2,368,375	—	4,312
Utilities	240,663	240,663	—	—
Registered Investment Companies	2,011,132	2,011,132	—	—
Preferred Stock
Real Estate	1,319,966	1,319,966	—	—
Master Limited Partnerships
Energy	533,688	533,688	—	—
Repurchase Agreement	203,275	203,275	—	—
Cash Equivalent	707,321	707,321	—	—

Total Assets	16,324,563	15,070,252	1,250,000	4,312

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(2,794,823)	(2,794,823)	—	—

Total Liabilities	(2,794,823)	(2,794,823)	—	—

Total	13,529,740	12,275,429	1,250,000	4,312

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund typically declares and pays dividends from investment income annually. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents and restricted cash held at broker(s).

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains and losses. Realized gains and losses and unrealized appreciation and depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,766,973 was held with the broker for the Fund. Additionally, securities valued at $7,764,199 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

There were no derivative instruments held during the year ended September 30, 2021.

Note 4. Securities Lending

Effective January 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of September 30, 2021:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
Small-Cap Equity Fund	$1,572,519	$203,275	$1,369,244	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Amount designated as “—” is $0.

The value of loaned securities and related collateral outstanding at September 30, 2021 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2021, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of September 30, 2021

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Small-Cap Equity Fund
Repurchase Agreements	$203,275	$—	$—	$—	$203,275
U.S. Government Securities	—	6,740	47,326	1,375,676	1,429,742

Total	$203,275	$6,740	$47,326	$1,375,676	$1,633,017

Amounts designated as “—” are $0.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fee based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as a lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences may include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2021, permanent differences chiefly resulting from net operating losses and non-deductible expenses from partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Distributable Earnings (Accumulated Loss) ($)	Paid-in-Capital ($)
Small-Cap Equity Fund	57,402	(57,402)

The distributions received from REITs may be classified as dividends, capital gains and/or return of capital.

At September 30, 2021, the Fund’s most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis is as follows:

Fund	Undistributed Income ($)	Undistributed Long-Term Capital Gains ($)	Undistributed Tax-Exempt Income ($)	Other Temporary Differences(1) ($)	Accumulated Capital and Other Losses ($)	Net Tax Appreciation/ (Depreciation)(2) ($)
Small-Cap Equity Fund	—	—	—	(1,170,803)	(13,794,357)	103,636

(1)	Other temporary differences are comprised of straddle loss deferrals.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, partnerships, and other adjustments.

Amounts designated as “—” are $0.

As of September 30, 2021, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

Fund	No Expiration Short-Term ($)	No Expiration Long-Term ($)	Total ($)
Small-Cap Equity Fund	11,642,209	2,152,148	13,794,357

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1) ($)	Long- Term Capital Gains ($)	Return of Capital(2) ($)
Small-Cap Equity Fund
2021	108,713	—	62,096
2020	3,405,608	444,444	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Amounts designated as “—” are $0.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at September 30, 2021 were as follows:

	Gross Appreciation ($)	Gross Depreciation ($)	Net Appreciation/ (Depreciation) ($)	Federal Tax Cost ($)
Small-Cap Equity Fund	4,593,173	(4,489,537)	103,636	15,610,487

For Federal income tax purposes, the cost of investments owned at September 30, 2021 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships and deferred wash sale losses.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2021 through September 30, 2021. For the fiscal year ended September 30, 2021, the Fund did not elect to defer losses.

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with HCMFA for the year ended September 30, 2021:

Fund	Annual Fee Rate to the Investment Adviser
Small-Cap Equity Fund	0.95%

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services thereunder.

Administration Fees

On behalf of the Fund, the Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.15%, of average daily net assets attributable to any class of the Fund, (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2022, and may not be terminated prior to this date without the action or consent of the Board.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

On September 30, 2021 the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

	Fiscal Years Ended September 30,
Fund	2022 ($)	2023 ($)	2024 ($)
Small-Cap Equity Fund	379,374	530,038	241,911

During the year ended September 30, 2021, the Investment Adviser did not recoup any fees previously waived or reimbursed, and $345,549 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Fund during the year ended September 30, 2021.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to NexPoint Securities, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $1,043 of front-end sales charges from the sale of Class A shares of the Fund during the year ended September 30, 2021.

Fund	Class A Front End Sales Charges ($)	Class C CDSC Fees ($)
Small-Cap Equity Fund	1,043	—

Amount designated as “—” is $0.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Counterparty Risk

The risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The risk that the value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

Currency Risk

The risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long period of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both the proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Focused Investment Risk

The risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk

The risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Healthcare Sector Risk

The risk that a portion of the Fund’s performance depends on the overall condition of the healthcare industry and is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Hedging Risk

The risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies,

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Industry Focus Risk

The risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund currently focuses its investments in the real estate, financials and healthcare sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.

It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

Master Limited Partnership (“MLP”) Risk

The risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk

The risk that cyber-attacks, disruptions or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Other Investment Companies Risk

The risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021	Highland Funds II

Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID_19 pandemic. In mid_March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed plans to extend credit to small and medium-sized businesses. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Funds may invest and future governmental support is not guaranteed.

Real Estate Securities Risk

The risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increase vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT-Specific Risk

The risk that an investment in the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes. In the event an investment fails to qualify as a REIT for tax purposes, the REIT will be subject to U.S. federal income tax (as well as state and local taxes) as a C corporation. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and liquidity risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the 1940 Act.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2021, were as follows:

	U.S Government Securities		Other Securities
Fund	Purchases ($)	Sales ($)	Purchases ($)	Sales ($)
Small-Cap Equity Fund	—	—	50,504	5,982,601

Amounts designated as “—” are $0.

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2021	Highland Funds II

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of the Fund as of the year ended September 30, 2021:

Small-Cap Equity Fund
Issuer	Shares at September 30, 2020	Beginning Value as of September 30, 2020 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2021 $	Shares at September 30, 2021	Affiliated Income $	Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc., REIT	27,333	1,212,218	37,752	—	(49,045)	—	536,356	1,737,281	28,075	38,154	—
Highland Global Allocation Fund	39,647	245,812	—	—	(18,497)	—	133,076	360,391	39,647	35,325	—
(Registered Investment Company)
NexPoint Strategic Opportunities
Fund (Registered Investment Company)	118,673	1,027,708	—	—	(160,780)	—	783,813	1,650,741	118,673	71,204	—
Other Controlled
None

Total	185,653	2,485,738	37,752	—	(228,322)	—	1,453,245	3,748,413	186,395	144,683	—

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

On October 25 2021, the Board, including the Independent Trustees, approved the continuation of the investment advisory agreements between the Investment Adviser and the Fund (the “Advisory Agreements”) for an additional one-year period commencing on November 1, 2021. A discussion regarding the factors considered by the Board in approving the Agreements will be included in the Fund’s semi-annual report for the period ended March 31, 2022.

30	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Highland Funds II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Funds II comprising Highland Small-Cap Equity Fund (the “Fund”) as of September 30, 2021, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the periods ended September 30, 2019, and prior, were audited by other auditors whose report dated November 27, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2021

Annual Report	31

ADDITIONAL INFORMATION (unaudited)

September 30, 2021	Highland Funds II

Tax Information

For shareholders that do not have a September 30, 2021 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2021 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2021, the Fund is designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
Small-Cap Equity Fund	36.35%	0.00%	63.65%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
Small-Cap Equity Fund	59.44%	59.97%	0.00%	0.00%

	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Small-Cap Equity Fund	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2021 through September 30, 2021, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses:

The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

Hypothetical Example for Comparison Purposes:

The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21 ($)	Ending Account Value 9/30/21 ($)	Annualized Expense Ratios(1) (%)	Expenses Paid During Period (2) ($)

Small-Cap Equity Fund
Actual Fund Return
Class A	1,000.00	1,127,80	1.33	7.09
Class C	1,000.00	1,124.60	2.08	11.08
Class Y	1,000.00	1,130.00	1.08	5.77
Hypothetical
Class A	1,000.00	1,018.40	1.33	6.73
Class C	1,000.00	1,014.64	2.08	10.50
Class Y	1,000.00	1,019.65	1.08	5.47

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Changes of Independent Registered Public Accounting Firm

On June 8, 2020, the Fund dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company Ltd. (“Cohen”) as the

Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on June 25, 2020.

During the Fund’s year ended September 30, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was not the auditor of the Fund for the year ended September 30, 2017.

The Fund provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit.

During the year ended September 30, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Fund nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Liquidity Risk Management Program

The Fund adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Fund’s Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”).

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

The Committee includes representatives from the Investment Adviser’s compliance, accounting, operations, trading, and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security-level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classifications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of the Fund that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less

•	Moderately liquid investments – convertible to cash in three to seven calendar days

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period the Fund primarily held assets that were considered to be highly liquid. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a nonpublic basis) if the Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets.

At a meeting held on June 9, 2021, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the prior year of the Program from May 31, 2020 through May 31, 2021 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program during the Period;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund has been designated as a primarily Highly Liquid Fund; and

•	There were no material liquidity events which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of the Fund.

Control Persons and Principal Shareholders

As of September 30, 2021, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of September 30, 2021, the only persons

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Small-Cap Equity Fund – Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	85,216	33.60%
Highland Small-Cap Equity Fund – Class Y
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	110,236	39.73%
Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customer 101 Montgomery Street San Francisco, CA 94104-4151	69,786	25.15%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

Trustees and Officers

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Fund Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	9	Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016; Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/ Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	9	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014.	9	Director of Equity Metrix, LLC	Significant experience on this and/ or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2021	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

John Honis (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013.	9	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2021	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. (“HCMLP”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti- Money Laundering Officer since November 2021.	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In- House Counsel for HCMLP.

Rahim Ibrahim (8/17/1989)	Assistant Secretary	Indefinite Term; Assistant Secretary since November 2021.	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 until May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist-Compliance at Eze Software Group from June 2017 to April 2018.

Annual Report	39

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Small-Cap Equity Fund. As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.highlandfunds.com/literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

40	Annual Report

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds II	Annual Report, September 30, 2021

www.highlandfunds.com	HFII-AR-9/21

Item 2.	Code of Ethics.

(a)

Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $157,500 for the fiscal year ended September 30, 2020 and $30,000 for the fiscal year ended September 30, 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $54,827 for the fiscal year ended September 30, 2020 and $0 for the fiscal year ended September 30, 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,000 for the fiscal year ended September 30, 2020 and $5,000 for the fiscal year ended September 30, 2021. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2020 and $0 for the fiscal year ended September 30, 2021.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $21,000 for the fiscal year ended September 30, 2020 and $0 for the fiscal year ended September 30, 2021.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Highland Funds II’s (“the Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 8, 2021